Registration No. 333-
    ========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)


      Delaware 38-0549190                           38-0549190
(State or other jurisdiction of          (I.R.S. Employee Identification No.)
incorporation or organization)

         The American Road
         Dearborn, Michigan                             48121-1899
(Address of principal executive offices)                (Zip Code)


                    Ford Motor Company Tax-Efficient Savings
                            Plan for Hourly Employees
                            (Full Title of the Plan)

                              J. M. RINTAMAKI, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)


                                          CALCULATION OF REGISTRATION FEE

------------------------- ------------------------ ----------------------- ------------------------ ------------------------
                                                                              Proposed maximum
        Title of                                          Proposed           aggregate offering
    securities to be           Amount to be           maximum offering             price**          Amount of registration
       registered               registered*          price per share**                                        fee
------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Common Stock,                   4,000,000
$1.00 par value                   shares                  $58.875               $235,500,000              $69,472.50
------------------------- ------------------------ ----------------------- ------------------------ ========================

     *The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by Fidelity Management Trust Company, as trustee under the Master Trust established as of September 30, 1995, as amended, and as trustee under the Plan, during 1998 and during subsequent years until a new Registration Statement becomes effective.

     **Based on the market price of Common Stock of the Company on July 6, 1998 in accordance with Rule 457(c) under the Securities Act of 1933.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

                        FORD MOTOR COMPANY TAX-EFFICIENT
                        SAVINGS PLAN FOR HOURLY EMPLOYEES
                             ______________________

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 333-49547, 333-47445, 333-27993, 33-64605, 33-61107, 33-58255, 33-54737, 33-54283, 33-50238, 33-36043,
33-19036 and 2-95018 are incorporated herein by reference.
                              ____________________

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.


Exhibit 4.A    -    Ford Motor Company Tax-Efficient Savings Plan for Hourly
                    Employees. Filed as Exhibit 4.A to Registration Statement
                    No. 33-64605 and incorporated herein by reference.

Exhibit 4.B    -    Copy of Amendment effective as of March 2, 1998 to the
                    Tax-Efficient Savings Plan for Hourly Employees.  Filed as
                    Exhibit 4.B to Registration Statement No. 333-47445 and incorporated herein by reference.

Exhibit 4.C    -    Copy of Master Trust Agreement dated as of September 30,
                    1995 between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee.  Filed as Exhibit 4.B to
                    Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.D    -    Copy of Amendment dated October 25, 1997 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee. Filed as Exhibit 4.E to
                    Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.E    -    Copy of Amendment dated March 3, 1998 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee.  Filed as Exhibit 4.F to
                    Registration Statement No. 333-58695 and incorporated herein by reference.

Exhibit 5.A    -    Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B    -    Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal
                    Revenue Code. Filed as Exhibit 5.B to Registration
                    Statement No. 33-58255 and incorporated herein by reference.

Exhibit 15     -    Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23     -    Consent of Independent Certified Public Accountants.  Filed
                    with this Registration Statement.

Exhibit 24.A   -    Powers of Attorney authorizing signature.  Filed as Exhibit
                    24.A to Registration Statement No. 333-49545 and incorporated herein by reference.

Exhibit 24.B   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney.  Filed as Exhibit
                    24.B to Registration Statement No. 333-49545 and incorporated herein by reference.

                                   SIGNATURES


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 8th day of July, 1998.



                                       FORD MOTOR COMPANY TAX-EFFICIENT
                                       SAVINGS PLAN FOR HOURLY EMPLOYEES


                                       By:  /s/Lee Freeman
                                       ----------------------------------
                                       Lee Freeman, Chairman
                                       Tax-Efficient Savings Plan
                                       for Hourly Employees Committee

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 8th day of July, 1998.


                                  FORD MOTOR COMPANY

                                  By:  Alex Trotman*
                                     -----------------------------
                                     (Alex Trotman)
                                     Chairman of the Board of Directors


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


        Signature                             Title                                Date
---------------------------         -----------------------------               --------------
                                    Director and Chairman of the
                                    Board of Directors, President
                                    and Chief Executive Officer
Alex Trotman*                       (principal executive officer)               July 8, 1998
---------------------------
(Alex Trotman)



Michael D. Dingman*                 Director                                    July 8, 1998
---------------------------
(Michael D. Dingman)



                                    Director and
Edsel B. Ford II*                   Vice President                              July 8, 1998
---------------------------
(Edsel B. Ford II)



William Clay Ford*                  Director                                    July 8, 1998
---------------------------
(William Clay Ford)


                                    Director and Chairman
William Clay Ford, Jr.*             of the Finance Committee                    July 8, 1998
---------------------------
(William Clay Ford, Jr.)

                                        -6-




       Signature                              Title                                Date
--------------------------          ---------------------------                 ----------------

Irvine O. Hockaday, Jr.*            Director                                    July 8, 1998
--------------------------
(Irvine O. Hockaday, Jr.)


Marie-Josee Kravis*                 Director                                    July 8, 1998
--------------------------
(Marie-Josee Kravis)


Ellen R. Marram*                    Director                                    July 8, 1998
--------------------------
(Ellen R. Marram)


Homer A. Neal*                      Director                                    July 8, 1998
--------------------------
(Homer A. Neal)


Carl E. Reichardt*                  Director                                    July 8, 1998
--------------------------
(Carl E. Reichardt)


John L. Thornton*                   Director                                    July 8, 1998
--------------------------
(John L. Thornton)


                                    Executive Vice President
                                    and Chief Financial Officer
John M. Devine*                     (principal financial officer)               July 8, 1998
--------------------------
(John M. Devine)


                                    Corporate Controller
William J. Cosgrove*                (principal accounting officer)              July 8, 1998
--------------------------
(William J. Cosgrove)




*By:/s/K.S. Lamping
   -----------------------
     (K. S. Lamping,
     Attorney-in-Fact)

                                             -7-



                                  EXHIBIT INDEX

                                                                                  Sequential Page
                                                                                  at which Found
                                                                                  (or Incorporated
                                                                                  by Reference)
                                                                                -------------------

Exhibit 4.A     - Ford Motor Company Tax-Efficient Savings Plan for Hourly
                  Employees.  Filed as Exhibit 4.A to Registration Statement No.
                  33-64605 and incorporated herein by reference.

Exhibit 4.B     - Copy of Amendment effective as of March 2, 1998 to the
                  Tax-Efficient Savings Plan for Hourly Employees.  Filed as
                  Exhibit 4.B to Registration Statement No. 333-47445 and incorporated herein by reference.

Exhibit 4.C     - Copy of Master Trust Agreement dated as of September 30, 1995 between Ford Motor Company and Fidelity Management Trust
                  Company, as Trustee.  Filed as Exhibit 4.B to Registration
                  Statement No.33-64605 and incorporated herein by reference.

Exhibit 4.D     - Copy of Amendment dated October 25, 1997 to Master Trust
                  Agreement between Ford Motor Company and Fidelity Management
                  Trust Company, as Trustee. Filed as Exhibit 4.E to
                  Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.E     - Copy of Amendment dated March 3, 1998 to Master Trust
                  Agreement between Ford Motor Company and Fidelity Management
                  Trust Company, as Trustee.  Filed as Exhibit 4.F to
                  Registration Statement No. 333-58695 and incorporated herein by reference.

Exhibit 5.A     - Opinion of Kathryn S. Lamping, an Assistant Secretary and
                  Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B     - Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal
                  Revenue Code. Filed as Exhibit 5.B to Registration Statement
                  No. 33-58255 and incorporated herein by reference.

                                        -8-

Exhibit 15      - Letter from Independent Certified Public Accountants regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23      - Consent of Independent Certified Public Accountants.  Filed
                  with this Registration Statement.

Exhibit 24.A    - Powers of Attorney authorizing signature. Filed as Exhibit
                  24.A to Registration Statement No. 333-49545 and incorporated herein by reference.

Exhibit 24.B    - Certified resolutions of Board of Directors authorizing
                  signature pursuant to a power of attorney. Filed as Exhibit
                  24.B to Registration Statement No. 333-49545 and incorporated herein by reference.
